Exhibit 8.1

LIST OF SUBSIDIARIES AND ASSOCIATED COMPANIES

pursuant to Section 313 para. 2 of the German Commercial Code

September 30, 2012
Subsidiaries

Germany (133 companies)
Airport Munich Logistics and Services GmbH, Hallbergmoos
Alpha Verteilertechnik GmbH, Cham
Anlagen- und Rohrleitungsbau Ratingen GmbH, Ratingen
AS AUDIO-SERVICE Gesellschaft mit beschränkter Haftung, Herford
Atecs Mannesmann GmbH, Erlangen
Atecs Mannesmann Unterstützungskasse GmbH, Mülheim a. d. Ruhr
Berliner Vermögensverwaltung GmbH, Berlin
BWI Services GmbH, Meckenheim
CAPTA Grundstücksgesellschaft mbH & Co. KG, Grünwald
CAPTA Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
DA Creative GmbH, Munich
Dade Behring Beteiligungs GmbH, Eschborn
Dade Behring Grundstücks GmbH, Marburg
DPC Holding GmbH, Eschborn
EDI—USS Umsatzsteuersammelrechnungen und Signaturen GmbH & Co. KG, Munich
EDI—USS Verwaltungsgesellschaft mbH, Munich
ELIN Energietechnik GmbH, Berlin evosoft GmbH, Nuremberg
FACTA Grundstücks-Entwicklungs- und Verwaltungsgesellschaft mbH, Munich
FACTA Grundstücks-Entwicklungsgesellschaft mbH & Co. KG, Munich
HanseCom Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Hamburg
HSP Hochspannungsgeräte GmbH, Troisdorf
IBS Aktiengesellschaft excellence, collaboration, manufacturing, Höhr-Grenzhausen
IBS Business Consulting GmbH, Höhr-Grenzhausen
IBS SINIC GmbH, Neu-Anspach
ILLIT Grundstücks-Verwaltungsgesellschaft mbH & Co. KG i.L., Grünwald
ILLIT Grundstücksverwaltungs-Management GmbH, Grünwald
Immosuisse GmbH Immobilien Management i.L., Berlin
IPGD Grundstücksverwaltungs-Gesellschaft mbH, Munich
Jawa Power Holding GmbH, Erlangen
KompTime GmbH, Munich
Kyros A AG, Munich
Lincas Electro Vertriebsgesellschaft mbH, Hamburg
LINCAS Export Services GmbH, Hamburg
Mannesmann Demag Krauss-Maffei GmbH, Munich
Mechanik Center Erlangen GmbH, Erlangen messMa GmbH, Irxleben
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Grünwald
OSRAM AG, Munich
OSRAM Beteiligungen GmbH, Munich
OSRAM Opto Semiconductors GmbH, Regensburg
Partikeltherapiezentrum Kiel Holding GmbH, Erlangen
PETscape GmbH, Erlangen
Projektbau-Arena-Berlin GmbH, Munich
R & S Restaurant Services GmbH, Munich
Radium Lampenwerk Gesellschaft mbH, Wipperfürth
REMECH Systemtechnik GmbH, Kamsdorf
RHG Vermögensverwaltung GmbH, Berlin

September 30, 2012
RISICOM Rückversicherung AG, Grünwald
RITOS GmbH, Mömbris
RuggedCom Deutschland GmbH, Leinfelden-Echterdingen
Siemens Audiologische Technik GmbH, Erlangen
Siemens Bank GmbH, Munich
Siemens Beteiligungen Inland GmbH, Munich
Siemens Beteiligungen Management GmbH, Grünwald
Siemens Beteiligungen USA GmbH, Munich
Siemens Beteiligungsverwaltung GmbH & Co. OHG, Grünwald
Siemens Building Technologies Holding GmbH, Grünwald
Siemens Energy Automation GmbH, Erlangen
Siemens Finance & Leasing GmbH, Munich
Siemens Financial Services GmbH, Munich
Siemens Fuel Gasification Technology GmbH & Co. KG, Freiberg
Siemens Fuel Gasification Technology Verwaltungs GmbH, Freiberg
Siemens Global Innovation Partners Management GmbH, Munich
Siemens Grundstücksmanagementgesellschaft mbH & Co. OHG, Grünwald
Siemens Gusstechnik GmbH, Chemnitz
Siemens Healthcare Diagnostics GmbH, Eschborn
Siemens Healthcare Diagnostics Holding GmbH, Eschborn
Siemens Healthcare Diagnostics Products GmbH, Marburg
Siemens Immobilien Chemnitz-Voerde GmbH, Grünwald
Siemens Industriegetriebe GmbH, Penig
Siemens Industriepark Karlsruhe GmbH & Co. KG, Grünwald
Siemens Industry Automation Holding AG, Munich
Siemens Industry Software GmbH & Co. KG, Cologne
Siemens Industry Software Management GmbH, Cologne
Siemens Insulation Center GmbH & Co. KG, Zwönitz
Siemens Insulation Center Verwaltungs-GmbH, Zwönitz
Siemens Kapitalanlagegesellschaft mbH, Munich
Siemens Medical Solutions Health Services GmbH, Erlangen
Siemens Nixdorf Informationssysteme GmbH, Grünwald
Siemens Power Control GmbH, Langen
Siemens Private Finance Versicherungs- und Kapitalanlagenvermittlungs-GmbH, Munich
Siemens Programm- und Systementwicklung GmbH, Hamburg
Siemens Programm- und Systementwicklung GmbH & Co. KG, Hamburg
Siemens Project Ventures GmbH, Erlangen
Siemens Real Estate GmbH & Co. OHG, Grünwald
Siemens Real Estate Management GmbH, Grünwald
Siemens Spezial-Investmentaktiengesellschaft mit TGV, Munich
Siemens Technology Accelerator GmbH, Munich
Siemens Technopark Berlin GmbH & Co. KG, Berlin
Siemens Technopark Berlin Verwaltungs GmbH, Berlin
Siemens Technopark Mülheim GmbH & Co. KG, Grünwald
Siemens Technopark Mülheim Verwaltungs GmbH, Grünwald
Siemens Technopark Nürnberg GmbH & Co. KG, Grünwald
Siemens Technopark Nürnberg Verwaltungs GmbH, Grünwald
Siemens Treasury GmbH, Munich
Siemens Turbomachinery Equipment GmbH, Frankenthal
Siemens VAI Metals Technologies GmbH, Willstätt-Legelshurst
Siemens Venture Capital GmbH, Munich
Siemens Wind Power GmbH, Bremen
SILLIT Grundstücks-Verwaltungsgesellschaft mbH, Munich

September 30, 2012
SIM 16. Grundstücksverwaltungs- und -beteiligungs-GmbH & Co. KG, Munich
SIM 2. Grundstücks-GmbH & Co. KG i.L., Munich
SIMAR Nordost Grundstücks-GmbH, Grünwald
SIMAR Nordwest Grundstücks-GmbH, Grünwald
SIMAR Ost Grundstücks-GmbH, Grünwald
SIMAR Süd Grundstücks-GmbH, Grünwald
SIMAR West Grundstücks-GmbH, Grünwald
SIMOS Real Estate GmbH, Munich sinius GmbH, Munich
Siteco Auslandsholding GmbH, Traunreut
Siteco Beleuchtungstechnik GmbH, Traunreut
Siteco Lighting GmbH, Traunreut
SKAG Fonds C1, Munich
SKAG Fonds S7, Munich
SKAG Fonds S8, Munich
SKAG Principals, Munich
Steinmüller Engineering GmbH, Gummersbach
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 2, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 4, Munich
SYKATEC Systeme, Komponenten, Anwendungstechnologie GmbH, Erlangen
TGB Technisches Gemeinschaftsbüro GmbH, Kassel
TLT-Turbo GmbH, Zweibrücken
Traxon Technologies Europe GmbH, Paderborn
Trench Germany GmbH, Bamberg
Turbine Airfoil Coating and Repair GmbH, Berlin
VIB Verkehrsinformationsagentur Bayern GmbH, Munich
VMZ Berlin Betreibergesellschaft mbH, Berlin
VR-LEASING IKANA GmbH & Co. Immobilien KG, Eschborn
VVK Versicherungsvermittlungs- und Verkehrskontor GmbH, Munich
Weiss Spindeltechnologie GmbH, Schweinfurt
Winergy AG, Voerde

Europe (without Germany) (247 companies)
ComBuild Kommunikations- & Gebäudetechnologie GmbH, Vienna / Austria
ETM professional control GmbH, Eisenstadt / Austria
Hochquellstrom-Vertriebs GmbH, Vienna / Austria
IBS engineering consulting software GmbH, Linz / Austria
ITH icoserve technology for healthcare GmbH, Innsbruck / Austria
KDAG Beteiligungen GmbH, Vienna / Austria
Landis & Staefa (Österreich) GmbH, Vienna / Austria
Landis & Staefa GmbH, Vienna / Austria
Saudi VOEST-ALPINE GmbH, Linz / Austria
SIELOG Systemlogik GmbH, Vienna / Austria
Siemens Aktiengesellschaft Österreich, Vienna / Austria
Siemens Convergence Creators GmbH, Eisenstadt / Austria
Siemens Convergence Creators GmbH, Vienna / Austria
Siemens Convergence Creators Holding GmbH, Vienna / Austria
Siemens Gebäudemanagement & -Services G.m.b.H., Vienna / Austria
Siemens Healthcare Diagnostics GmbH, Vienna / Austria
Siemens Industry Software GmbH, Linz / Austria
Siemens Konzernbeteiligungen GmbH, Vienna / Austria
Siemens Liegenschaftsverwaltung GmbH, Vienna / Austria
Siemens Mitarbeitervorsorgekasse AG, Vienna / Austria
Siemens Pensionskasse AG, Vienna / Austria
Siemens Personaldienstleistungen GmbH, Vienna / Austria

September 30, 2012
Siemens Urban Rail Technologies Holding GmbH, Vienna / Austria
Siemens VAI Metals Technologies GmbH, Linz / Austria
Siteco Lighting Austria GmbH, Vienna / Austria
Siteco Österreich GmbH, Vienna / Austria
Steiermärkische Medizinarchiv GesmbH, Graz / Austria
Trench Austria GmbH, Leonding / Austria
VVK Versicherungs-Vermittlungs- und Verkehrs-Kontor GmbH, Vienna / Austria
Oktopus S.A./N.V., Brussels / Belgium
Siemens Healthcare Diagnostics SA, Brussels / Belgium
Siemens Healthcare Diagnostics Services Sprl, Brussels / Belgium
Siemens Industry Software NV, Anderlecht / Belgium
Siemens Product Lifecycle Management Software II (BE) BVBA, Anderlecht / Belgium
Siemens S.A./N.V., Anderlecht / Belgium
Siteco Lighting Benelux BVBA, Eupen / Belgium
VRcontext International S.A., Brussels / Belgium
OSRAM d.o.o., Mostar / Bosnia and Herzegovina
Siemens d.o.o., Banja Luka / Bosnia and Herzegovina
Siemens d.o.o. Sarajevo, Sarajevo / Bosnia and Herzegovina
OSRAM EOOD, Sofia / Bulgaria
Security Management Technologies Bulgaria EOOD, Sofia / Bulgaria
Siemens EOOD, Sofia / Bulgaria
DPC d.o.o.—u likvidaciji, Zagreb / Croatia
Koncar Power Transformers Ltd., Zagreb / Croatia
OSRAM d.o.o., Zagreb / Croatia
Siemens d.d., Zagreb / Croatia
J. N. Kelly Security Holding Limited, Larnaka / Cyprus
Kintec Cyprus Ltd, Larnaka / Cyprus
ANF DATA spol. s r.o., Prague / Czech Republic
OEZ s.r.o., Letohrad / Czech Republic
OSRAM Ceská republika s.r.o., Bruntál / Czech Republic
Siemens Audiologická Technika s.r.o., Prague / Czech Republic
Siemens Convergence Creators, s.r.o., Prague / Czech Republic
Siemens Electric Machines s.r.o., Drasov / Czech Republic
Siemens Industry Software, s.r.o., Prague / Czech Republic
Siemens, s.r.o., Prague / Czech Republic
Siteco Lighting, spol. s r.o., Prague / Czech Republic
OSRAM A/S, Taastrup / Denmark
Siemens A/S, Ballerup / Denmark
Siemens Healthcare Diagnostics ApS, Ballerup / Denmark
Siemens Höreapparater A/S, Copenhagen / Denmark
Siemens Industry Software A/S, Allerød / Denmark
Siemens Wind Power A/S, Brande / Denmark
OY OSRAM AB, Espoo / Finland
Siemens Healthcare Diagnostics OY, Espoo / Finland
Siemens Osakeyhtiö, Espoo / Finland
Flender-Graffenstaden SAS, Illkirch-Graffenstaden / France
OSRAM S.A.S.U., Molsheim / France
PETNET Solutions SAS, Saint-Denis / France
Siemens Audiologie S.A.S., Saint-Denis / France
Siemens Financial Services SAS, Saint-Denis / France
Siemens France Holding, Saint-Denis / France
Siemens Healthcare Diagnostics S.A.S., Saint-Denis / France
Siemens Industry Software SAS, Vélizy-Villacoublay / France

September 30, 2012
Siemens Lease Services SAS, Saint-Denis / France
Siemens S.A.S., Saint-Denis / France
Siemens Transmission & Distribution SAS, Grenoble / France
Siemens VAI Metals Technologies SAS, Savigneux / France
Trench France S.A.S., Saint-Louis / France
Tecnomatix Technologies (Gibraltar) Limited, Gibraltar / Gibraltar
Broadcastle Bank Limited, Stoke Poges, Buckinghamshire / Great Britain
Broadcastle Ltd., Stoke Poges, Buckinghamshire / Great Britain
Electrium Sales Limited, Frimley, Surrey / Great Britain
eMeter International Limited, Reading, Berkshire / Great Britain
GyM Renewables Limited, Frimley, Surrey / Great Britain
GyM Renewables ONE Limited, Frimley, Surrey / Great Britain
Marine Current Turbines Limited, Frimley, Surrey / Great Britain
OSRAM Ltd., Langley, Berkshire / Great Britain
OSRAM UK Pension Scheme Limited, Langley, Berkshire / Great Britain
Sea Generation (Brough Ness) Limited, Frimley, Surrey / Great Britain
Sea Generation (Kyle Rhea) Limited, Frimley, Surrey / Great Britain
Sea Generation (Wales) Ltd., Frimley, Surrey / Great Britain
Sea Generation Limited, Frimley, Surrey / Great Britain
Siemens Financial Services Holdings Ltd., Stoke Poges, Buckinghamshire / Great Britain
Siemens Financial Services Ltd., Stoke Poges, Buckinghamshire / Great Britain
Siemens Healthcare Diagnostics Ltd., Frimley, Surrey / Great Britain
Siemens Healthcare Diagnostics Manufacturing Ltd, Frimley, Surrey / Great Britain
Siemens Healthcare Diagnostics Products Ltd, Frimley, Surrey / Great Britain
Siemens Hearing Instruments Ltd., Crawley, Sussex / Great Britain
Siemens Holdings plc, Frimley, Surrey / Great Britain
Siemens Industrial Turbomachinery Ltd., Frimley, Surrey / Great Britain
Siemens Industry Software Limited, Frimley, Surrey / Great Britain
Siemens plc, Frimley, Surrey / Great Britain
Siemens Protection Devices Limited, Frimley, Surrey / Great Britain
Siemens Real Estate Ltd., Frimley, Surrey / Great Britain
Siemens Transmission & Distribution Limited, Frimley, Surrey / Great Britain
Siemens VAI Metals Technologies Limited, Sheffield, South Yorkshire / Great Britain
Siteco Ltd., Stockport / Great Britain
Trench (UK) Ltd., Hebburn, Tyne & Wear / Great Britain
Tronic Ltd., Frimley, Surrey / Great Britain
VA TECH (UK) Ltd., Frimley, Surrey / Great Britain
VA Tech Reyrolle Distribution Ltd., Frimley, Surrey / Great Britain
VA TECH T & D UK Ltd., Frimley, Surrey / Great Britain
VTW Anlagen UK Ltd., Banbury, Oxfordshire / Great Britain
Kintec A.E., Athens / Greece
OSRAM A.E., Athens / Greece
Siemens A.E., Elektrotechnische Projekte und Erzeugnisse, Athens / Greece
Siemens Healthcare Diagnostics ABEE, Athens / Greece
evosoft Hungary Szamitastechnikai Kft., Budapest / Hungary
Siemens Audiológiai Technika Kereskedelmi és Szolgáltató Korlátolt Felelösségü Társaság, Budapest / Hungary
Siemens PSE Program- és Rendszerfejlesztö Kft., Budapest / Hungary
Siemens Zrt., Budapest / Hungary
Europlex Technologies (Ireland) Limited, Dublin / Ireland
iMetrex Technologies Limited, Dublin / Ireland
Siemens Healthcare Diagnostics Manufacturing Limited, Swords, Co. Dublin / Ireland
Siemens Limited, Dublin / Ireland
Siemens Medical Solutions Diagnostics Europe Limited, Swords, Co. Dublin / Ireland

September 30, 2012
HV-Turbo Italia S.r.l., Mornago / Italy
OSRAM S.p.A.—Società Riunite OSRAM Edison Clerici, Milan / Italy
Siemens Healthcare Diagnostics S.r.l., Milan / Italy
Siemens Hearing Instruments Italy S.r.l., Milan / Italy
Siemens Industry Software S.r.l, Milan / Italy
Siemens Renting S.p.A. in Liquidazione, Milan / Italy
Siemens S.p.A., Milan / Italy
Siemens Transformers S.p.A., Trento / Italy
Siemens VAI Metals Technologies S.r.l., Marnate / Italy
Siteco Lighting Systems S.r.I., Milan / Italy
Trench Italia S.r.l., Savona / Italy
TurboCare S.p.A., Turin / Italy
UAB IBS Baltic, Kaunas / Lithuania
Tecnomatix Technologies SARL, Luxembourg / Luxembourg
TFM International S.A. i.L., Luxembourg / Luxembourg
Siemens d.o.o. Podgorica, Podgorica / Montenegro
NEM Energy B.V., Leiden / Netherlands
NEM Energy Holding B.V., The Hague / Netherlands
NEM Energy Services B.V., Hengelo / Netherlands
NEM Standard Fasel Manufacturing B.V., Hengelo / Netherlands
NEM Standard Fasel Tools 4 Rent B.V., Hengelo / Netherlands
OSRAM Benelux B.V., Capelle aan den IJssel / Netherlands
Powerspex Instrumentation B.V., Hengelo / Netherlands
Siemens Audiologie Techniek B.V., The Hague / Netherlands
Siemens Diagnostics Holding II B.V., The Hague / Netherlands
Siemens Finance B.V., The Hague / Netherlands
Siemens Financieringsmaatschappij N.V., The Hague / Netherlands
Siemens Gas Turbine Technologies Holding B.V., The Hague / Netherlands
Siemens Healthcare Diagnostics B.V., Amersfoort / Netherlands
Siemens Industry Software B.V., s-Hertogenbosch / Netherlands
Siemens International Holding B.V., The Hague / Netherlands
Siemens Medical Solutions Diagnostics Holding I B.V., The Hague / Netherlands
Siemens Nederland N.V., The Hague / Netherlands
Siemens Train Technologies Holding B.V., The Hague / Netherlands
Standard Fasel B.V. (NEM Standard Fasel Boiler Services), Utrecht / Netherlands
TurboCare B.V., Hengelo / Netherlands
Matre Instruments AS, Rubbestadneset / Norway
OSRAM AS, Lysaker / Norway
Poseidon Consulting Services AS, Stavanger / Norway
Siemens AS, Oslo / Norway
Siemens Healthcare Diagnostics AS, Oslo / Norway
Siemens Höreapparater AS, Oslo / Norway
Siteco Belysning AS, Oslo / Norway
Audio SAT Sp. z o.o., Poznan / Poland
OSRAM Sp. z o.o., Warsaw / Poland
Siemens Finance Sp. z o.o., Warsaw / Poland
Siemens Industry Software Sp. z o.o., Warsaw / Poland
Siemens Sp. z o.o., Warsaw / Poland
Siteco Lighting Poland Sp. z o.o., Warsaw / Poland
TurboCare Poland Spólka Akcyjna, Lubliniec / Poland
TurboCare Sp. z o.o., Wroclaw / Poland
OSRAM Empresa de Aparelhagem Eléctrica Lda., Lisbon / Portugal
Siemens Healthcare Diagnostics, Unipessoal Lda., Amadora / Portugal

September 30, 2012
Siemens S.A., Amadora / Portugal
OSRAM Romania S.R.L., Voluntari / Romania
SIEMENS (AUSTRIA) PROIECT SPITAL COLTEA SRL, Bucharest / Romania
Siemens Program and System Engineering S.R.L., Brasov / Romania
Siemens S.R.L., Bucharest / Romania
SIMEA SIBIU S.R.L., Sibiu / Romania
OAO OSRAM, Smolensk / Russian Federation
OOO Legion II, Moscow / Russian Federation
OOO Legion T2, Moscow / Russian Federation
OOO Russian Turbo Machinery, Perm / Russian Federation
OOO Siemens, Moscow / Russian Federation
OOO Siemens Gas Turbine Technologies, Novoe Devyatkino / Russian Federation
OOO Siemens High Voltage Products, Ufimsky District / Russian Federation
OOO Siemens Train Technologies, Verkhnyaya Pyshma / Russian Federation
OOO Siemens Transformers, Voronezh / Russian Federation
OOO Siemens Urban Rail Technologies, Moscow / Russian Federation
OOO Siteco, Moscow / Russian Federation
Siemens Elektroprivod LLC, St. Petersburg / Russian Federation
Siemens Finance LLC, Vladivostok / Russian Federation
Siemens Industry Software, OOO, Moscow / Russian Federation
Siemens Research Center Limited Liability Company, Moscow / Russian Federation
OSRAM d.o.o., Belgrade / Serbia
Siemens d.o.o. Beograd, Belgrade / Serbia
OEZ Slovakia, spol. s r.o., Bratislava / Slovakia
OSRAM, a.s., Nové Zámky / Slovakia
SAT Systémy automatizacnej techniky spol. s.r.o., Bratislava / Slovakia
Siemens Program and System Engineering s.r.o., Bratislava / Slovakia
Siemens s.r.o., Bratislava / Slovakia
SIPRIN s.r.o., Bratislava / Slovakia
Siemens d.o.o., Ljubljana / Slovenia
Siteco Sistemi d.o.o., Maribor / Slovenia
Fábrica Electrotécnica Josa, S.A., Barcelona / Spain
OSRAM S.A., Madrid / Spain
Petnet Soluciones, S.L., Sociedad Unipersonal, Madrid / Spain
Siemens Fire & Security Products, S.A., Madrid / Spain
Siemens Healthcare Diagnostics S.L., Barcelona / Spain
Siemens Holding S.L., Madrid / Spain
Siemens Industry Software S.L., Barcelona / Spain
Siemens Renting S.A., Madrid / Spain
Siemens S.A., Madrid / Spain
Siteco Lighting, S.L.U., Madrid / Spain
Telecomunicación, Electrónica y Conmutación S.A., Madrid / Spain
OSRAM AB, Stockholm / Sweden
Siemens AB, Upplands Väsby / Sweden
Siemens Financial Services AB, Stockholm / Sweden
Siemens Healthcare Diagnostics AB, Södertälje / Sweden
Siemens Industrial Turbomachinery AB, Finspong / Sweden
Siemens Industry Software AB, Kista / Sweden
Dade Behring Diagnostics AG, Düdingen / Switzerland
Huba Control AG, Würenlos / Switzerland
OSRAM AG, Winterthur / Switzerland
Siemens Audiologie AG, Adliswil / Switzerland
Siemens Fuel Gasification Technology Holding AG, Zug / Switzerland

September 30, 2012
Siemens Healthcare Diagnostics AG, Zurich / Switzerland
Siemens Industry Software AG, Zurich / Switzerland
Siemens Power Holding AG, Zug / Switzerland
Siemens Schweiz AG, Zurich / Switzerland
Siteco Schweiz AG, Bern / Switzerland
Stadt/Land Immobilien AG, Zurich / Switzerland
OSRAM Ampul Ticaret A.S., Istanbul / Turkey
Siemens Finansal Kiralama A.S., Istanbul / Turkey
Siemens Healthcare Diagnostik Ticaret Limited Sirketi, Istanbul / Turkey
Siemens Sanayi ve Ticaret A.S., Istanbul / Turkey
Siteco Aydinlatma Teknigi Tic. Ve San. Ltd. Sti., Istanbul / Turkey
100% foreign owned subsidiary “Siemens Ukraine”, Kiev / Ukraine
Enterprise with 100% foreign investment “Osram Ukraine”, Kiev / Ukraine

America (122 companies)
OSRAM Argentina S.A.C.I., Buenos Aires / Argentina
Siemens IT Services S.A., Buenos Aires / Argentina
Siemens S.A., Buenos Aires / Argentina
VA TECH International Argentina SA, Buenos Aires / Argentina
Siemens Soluciones Tecnologicas S.A., Santa Cruz de la Sierra / Bolivia
Active Tecnologia em Sistemas de Automacao Ltda, Vila Assuncao / Brazil
Chemtech Servicos de Engenharia e Software Ltda., Rio de Janeiro / Brazil innotec do Brasil Ltda., São Paulo / Brazil
Iriel Indústria Cómercio de Sistemas Eléctricos Ltda., Canoas / Brazil
OSRAM do Brasil Lampadas Elétricas Ltda., Osasco / Brazil
Senergy Sistemas de Medição S/A, Belo Horizonte / Brazil
Siemens Aparelhos Auditivos Ltda., São Paulo / Brazil
Siemens Eletroeletronica Limitada, Manaus / Brazil
Siemens Healthcare Diagnósticos Ltda., São Paulo / Brazil
Siemens Industry Software Ltda., São Caetano do Sul / Brazil
Siemens Ltda., São Paulo / Brazil
Siemens Serviços em Equipamentos Submarinos Ltda., Niterói, Rio de Janeiro / Brazil
Siemens VAI Metals Services Ltda., Volta Redonda / Brazil
VAI—INGDESI Automation Ltda., Belo Horizonte / Brazil
Dade Behring Hong Kong Holdings Corporation, Tortola / British Virgin Islands
8264716 Canada Limited, Burlington, Ontario / Canada
ENCELIUM TECHNOLOGIES Unlimited liability company, Vancouver, British Columbia / Canada
OSRAM Sylvania Ltd., Mississauga, Ontario / Canada
Prairie West Technical Services, Ltd., Regina, Saskatchewan / Canada
RuggedCom Inc., Concord, Ontario / Canada
Siemens Canada Ltd., Burlington, Ontario / Canada
Siemens Financial Ltd., Mississauga, Burlington, Ontario / Canada
Siemens Hearing Instruments Inc., Burlington, Ontario / Canada
Siemens Industry Software Ltd., Mississauga, Ontario / Canada
Siemens Transformers Canada Inc., Trois-Rivières, Quebec / Canada
Trench Ltd., Saint John, New Brunswick / Canada
Turbocare Canada Ltd., Calgary, Alberta / Canada
Wheelabrator Air Pollution Control (Canada) Inc., Burlington, Ontario / Canada
Siemens Healthcare Diagnostics Manufacturing Limited, George Town / Cayman Islands
Venture Strategy Cayman Partners L.P., George Town / Cayman Islands
OSRAM Chile Ltda., Santiago de Chile / Chile
Siemens S.A., Santiago de Chile / Chile
OSRAM de Colombia Iluminaciones S.A., Bogotá / Colombia

September 30, 2012
Siemens Manufacturing S.A., Bogotá / Colombia
Siemens S.A., Bogotá / Colombia
Siemens Healthcare Diagnostics S.A., San José / Costa Rica
Siemens S.A., San José / Costa Rica
Siemens, S.R.L., Santo Domingo / Dominican Republic
OSRAM del Ecuador S.A., Guayaquil / Ecuador
Siemens S.A., Quito / Ecuador
Siemens S.A., San Salvador / El Salvador
SIEMENS HEALTHCARE DIAGNOSTICS GUATEMALA, S.A., Guatemala City / Guatemala
Siemens S.A., Guatemala City / Guatemala
Siemens S.A., Tegucigalpa / Honduras
Dade Behring, S.A. de C.V., Mexico City / Mexico
Grupo Siemens S.A. de C.V., Mexico City / Mexico
Indústria de Trabajos Eléctricos S.A. de C.V., Ciudad Juárez / Mexico
Industrias OSRAM de México S.A., Tultitlán / Mexico
Ingdesi S.A. de C.V., Monterrey / Mexico
OSRAM de México S.A. de C.V., Tultitlán / Mexico
OSRAM S.A. de C.V., Tultitlán / Mexico
Proyectos de Energia S.A. de C.V., Mexico City / Mexico
Siemens Healthcare Diagnostics, S. de R.L. de C.V., Mexico City / Mexico
Siemens Industry Software, SA de CV, Santa Fe / Mexico
Siemens Inmobiliaria S.A. de C.V., Mexico City / Mexico
Siemens Innovaciones S.A. de C.V., Mexico City / Mexico
Siemens Medical Solutions Diagnostics S. de R.L. de C.V., Mexico City / Mexico
Siemens Servicios S.A. de C.V., Mexico City / Mexico
Siemens, S.A. de C.V., Mexico City / Mexico
Siemens S.A., Managua / Nicaragua
Siemens Healthcare Diagnostics Panama, S.A, Panama City / Panama
Siemens S.A., Panama City / Panama
OSRAM de Perú S.A.C., Lima / Peru
Siemens S.A.C., Lima / Peru
Siemens S.A., Montevideo / Uruguay
Siemens Telecomunicaciones S.A., Montevideo / Uruguay
Audiology Distribution, LLC, Palm Beach Gardens, FL / USA
EMeter Corporation, Foster City, CA / USA
FCE International, LLC, Huntington Valley, PA / USA
HearX West LLC, West Palm Beach, FL / USA
HearX West, Inc., West Palm Beach, FL / USA
IBS America, Inc., Lexington, MA / USA
Mannesmann Corporation, New York, NY / USA
NEM USA Corp., Greenville, SC / USA
Nimbus Technologies, LLC, Plano, TX / USA
OSRAM Opto Semiconductors, Inc., Sunnyvale, CA / USA
OSRAM SYLVANIA INC., Danvers, MA / USA
OSRAM Sylvania Puerto Rico Corp., Luquillo, PR / USA
Pace Global, LLC, Fairfax, VA / USA
P.E.T.NET Houston, LLC, Knoxville, TN / USA
PETNET Indiana LLC, Indianapolis, IN / USA
PETNET Solutions Cleveland, LLC, Knoxville, TN / USA
PETNET Solutions, Inc., Knoxville, TN / USA
RuggedCom (USA) Inc., Hollywood, FL / USA
Siemens Capital Company LLC, Iselin, NJ / USA
Siemens Corporation, Washington, D.C. / USA

September 30, 2012
Siemens Credit Warehouse, Inc., Iselin, NJ / USA
Siemens Demag Delaval Turbomachinery, Inc., Hamilton, NJ / USA
Siemens Diagnostics Finance Co. LLC, Deerfield, IL / USA
Siemens Electrical, LLC, Alpharetta, GA / USA
Siemens Energy, Inc., Orlando, FL / USA
Siemens Financial Services, Inc., Iselin, NJ / USA
Siemens Financial, Inc., Iselin, NJ / USA
Siemens Fossil Services, Inc., Orlando, FL / USA
Siemens Generation Services Company, Orlando, FL / USA
Siemens Government Technologies, Inc., Arlington, VA / USA
Siemens Healthcare Diagnostics Inc., Tarrytown, NY / USA
Siemens Hearing Instruments, Inc., Piscataway, NJ / USA
Siemens Industry, Inc., Buffalo Grove, IL / USA
Siemens Medical Solutions USA, Inc., Malvern, PA / USA
Siemens Molecular Imaging, Inc., Knoxville, TN / USA
Siemens Power Generation Service Company, Ltd., Orlando, FL / USA
Siemens Product Lifecycle Management Software II (US) Inc., Plano, TX / USA
Siemens Product Lifecycle Management Software Inc., Plano, TX / USA
Siemens Public, Inc., Wilmington, DE / USA
Siemens Treated Water Outsourcing Corp., Rockford, IL / USA
Siemens USA Holdings, Inc., New York, NY / USA
SMI Holding LLC, New York, NY / USA
Sylvania Lighting Services Corp., Danvers, MA / USA
Transport & Distribution Inc., Danvers, MA / USA
Traxon Supply USA Inc., East Rutherford, NJ / USA
TurboCare, Inc., Chicopee, MA / USA
Wheelabrator Air Pollution Control Inc., Pittsburgh, PA / USA
Winergy Drive Systems Corporation, Elgin, IL / USA
Siemens Healthcare Diagnostics C.A., Caracas / Venezuela
Siemens S.A., Caracas / Venezuela
TurboCare C.A., Caracas / Venezuela

Asia (163 companies)
Siemens W.L.L., Manama / Bahrain
Siemens Bangladesh Ltd., Dhaka / Bangladesh
Beijing Siemens Cerberus Electronics Ltd., Beijing / China
Chengdu KK&K Power Fan Co., Ltd., Chengdu / China
Chung Tak Lighting Control Systems (Guangzhou) Ltd., Guangzhou / China
DPC (Tianjin) Co., Ltd., Tianjin / China
GIS Steel & Aluminum Products Co., Ltd. Hangzhou, Hangzhou / China
IBS Industrial Business Software (Shanghai), Ltd., Shanghai / China
MWB (Shanghai) Co Ltd., Shanghai / China
OSRAM China Lighting Ltd., Foshan / China
OSRAM Kunshan Display Optic Co. Ltd., Kunshan / China
RuggedCom (China) Communications Technology and Development Co. Ltd., Changzhou / China
Siemens Building Technologies (Tianjin) Ltd., Tianjin / China
Siemens Business Information Consulting Co., Ltd, Beijing / China
Siemens Circuit Protection Systems Ltd., Shanghai / China
Siemens Electrical Apparatus Ltd., Suzhou / China
Siemens Electrical Drives (Shanghai) Ltd., Shanghai / China
Siemens Electrical Drives Ltd., Tianjin / China
Siemens Factory Automation Engineering Ltd., Beijing / China
Siemens Finance and Leasing Ltd., Beijing / China

September 30, 2012
Siemens Financial Services Ltd., Beijing / China
Siemens Gas Turbine Parts Ltd., Shanghai / China
Siemens Healthcare Diagnostics (Shanghai) Co., Ltd., Shanghai / China
Siemens Hearing Instruments (Suzhou) Co. Ltd., Suzhou / China
Siemens High Voltage Circuit Breaker Co., Ltd., Hangzhou / China
Siemens High Voltage Switchgear Co., Ltd. Shanghai, Shanghai / China
Siemens High Voltage Switchgear Guangzhou Ltd., Guangzhou / China
Siemens Industrial Automation Ltd., Shanghai, Shanghai / China
Siemens Industrial Turbomachinery (Huludao) Co. Ltd., Huludao / China
Siemens Industry Software (Shanghai) Co., Ltd., Shanghai / China
Siemens International Trading Ltd., Shanghai, Shanghai / China
Siemens Ltd., China, Beijing / China
Siemens Manufacturing and Engineering Centre Ltd., Shanghai / China
Siemens Mechanical Drive Systems (Tianjin) Co., Ltd., Tianjin / China
Siemens Medical Solutions Diagnostics Ltd., Beijing / China
Siemens Medium Voltage Switching Technologies (Wuxi) Ltd., Wuxi / China
Siemens Numerical Control Ltd., Nanjing / China
Siemens PLM Software (Shenzhen) Limited, Shenzhen / China
Siemens Power Automation Ltd., Nanjing / China
Siemens Power Equipment Packages Co. Ltd., Shanghai, Shanghai / China
Siemens Power Plant Automation Ltd., Nanjing / China
Siemens Process Analytics Co. Ltd., Shanghai, Shanghai / China
Siemens Real Estate Management (Beijing) Ltd., Co., Beijing / China
Siemens Sensors & Communication Ltd., Dalian / China
Siemens Shanghai Medical Equipment Ltd., Shanghai / China
Siemens Shenzhen Magnetic Resonance Ltd., Shenzhen / China
Siemens Signalling Co. Ltd., Xi’an, Xian / China
Siemens Special Electrical Machines Co. Ltd., Changzhi / China
Siemens Standard Motors Ltd., Jiangsu, Yizheng / China
Siemens Surge Arresters Ltd., Wuxi / China
Siemens Switchgear Co. Ltd., Shanghai / China
Siemens Technology Development (Beijing) Ltd. Corp., Beijing / China
Siemens Transformer (Guangzhou) Co., Ltd., Guangzhou / China
Siemens Transformer (Jinan) Company Ltd., Jinan / China
Siemens Transformer (Wuhan) Company Ltd., Wuhan City / China
Siemens VAI Manufacturing (Taicang) Co., Ltd., Taicang / China
Siemens VAI Metals Technologies Co., Ltd., Shanghai, Shanghai / China
Siemens Water Technologies and Engineering (Tianjin) Co., Ltd., Tianjin / China
Siemens Water Technologies Ltd., Beijing / China
Siemens Wind Power Blades (Shanghai) Co., Ltd., Shanghai / China
Siemens Wind Power Turbines (Shanghai) Co. Ltd., Shanghai / China
Siemens Wiring Accessories Shandong Ltd., Zibo / China
Siemens X-Ray Vacuum Technology Ltd., Wuxi / China
Sunny World (Shaoxing) Green Lighting Co., Ltd., Shaoxing / China
Trench High Voltage Products Ltd., Shenyang, Shenyang / China
Winergy Drive Systems (Tianjin) Co. Ltd., Tianjin / China
Yangtze Delta Manufacturing Co. Ltd., Hangzhou, Hangzhou / China
Asia Care Holding Limited, Hong Kong / Hong Kong
OSRAM Asia Pacific Ltd., Hong Kong / Hong Kong
OSRAM Holding Company Ltd., Hong Kong / Hong Kong
OSRAM Hong Kong Ltd, Hong Kong / Hong Kong
OSRAM Lighting Control Systems Ltd., Hong Kong / Hong Kong
OSRAM Opto Semiconductors Asia Ltd., Hong Kong / Hong Kong

September 30, 2012
Siemens Healthcare Diagnostics Limited, Hong Kong / Hong Kong
Siemens Industry Software Limited, Hong Kong / Hong Kong
Siemens Ltd., Hong Kong / Hong Kong
Siemens Water Technologies International Sales Ltd., Hong Kong / Hong Kong
Traxon Technologies Ltd., Hong Kong / Hong Kong eMeter India Pvt. Ltd., New Delhi / India
Morgan Construction Company India Private Limited, Mumbai / India
OSRAM Automotive Lamps Private Limited, Bengaluru / India
OSRAM India Pvt. Ltd., Gurgaon / India
PETNET Radiopharmaceutical Solutions Pvt. Ltd., New Delhi / India
Powerplant Performance Improvement Ltd., New Delhi / India
Siemens Financial Services Private Limited, Mumbai / India
Siemens Hearing Instruments Pvt. Ltd., Bengaluru / India
Siemens Industry Software (India) Private Limited, New Delhi / India
Siemens Ltd., Mumbai / India
Siemens Nixdorf Information Systems Pvt. Ltd., Mumbai / India
Siemens Power Engineering Pvt. Ltd., Gurgaon / India
Siemens Technology and Services Private Limited, Mumbai / India
Siemens VAI Metals Technologies Private Limited, Mumbai / India
Winergy Drive Systems India Pvt. Ltd., Chennai / India
P.T. OSRAM Indonesia, Tangerang / Indonesia
P.T. Siemens Hearing Instruments, Batam / Indonesia
P.T. Siemens Indonesia, Jakarta / Indonesia
PT. Siemens Industrial Power, Kota Bandung / Indonesia
Siemens Sherkate Sahami (Khass), Teheran / Iran
Yekta Setareh Atllas Co. (P.J.S.), Teheran / Iran
Robcad Limited, Herzliya / Israel
RuggedCom Ltd., Herzliya / Israel
Siemens Concentrated Solar Power Ltd., Beit Shemesh / Israel
Siemens Industry Software Ltd., Herzliya / Israel
Siemens Israel Ltd., Tel Aviv / Israel
Siemens Product Lifecycle Management Software 2 (IL) Ltd., Herzliya / Israel
UGS Israeli Holdings (Israel) Ltd., Herzliya / Israel
Acrorad Co., Ltd., Okinawa / Japan
Best Sound K.K., Sagamihara / Japan
Mochida Siemens Medical Systems Co., Ltd., Tokyo / Japan
OSRAM Ltd., Yokohama / Japan
Siemens Healthcare Diagnostics K.K., Tokyo / Japan
Siemens Hearing Instruments K.K., Tokyo / Japan
Siemens Industry Software K.K., Tokyo / Japan
Siemens Japan Holding K.K., Tokyo / Japan
Siemens Japan K.K., Tokyo / Japan
Siemens Kameda Healthcare IT Systems K.K., Tokyo / Japan
Siemens Product Lifecycle Management Software II (JP) K.K., Tokyo / Japan
Siemens TOO, Almaty / Kazakhstan
OSRAM Korea Co. Ltd., Ansan / Korea
Siemens Industry Software Ltd., Seoul / Korea
Siemens Ltd. Seoul, Seoul / Korea
Siemens PETNET Korea Co. Ltd., Seoul / Korea
Siemens Electrical & Electronic Services K.S.C.C., Kuwait City / Kuwait
Expro Services (Malaysia) SDN. BHD., Kuala Lumpur / Malaysia
OSRAM (Malaysia) Sdn. Bhd., Kuala Lumpur / Malaysia
Osram Opto Semiconductors (Malaysia) Sdn Bhd, Penang / Malaysia
Reyrolle (Malaysia) Sdn. Bhd., Kuala Lumpur / Malaysia

September 30, 2012
SFL—Boilerinstallations SDN. BHD., Kuala Lumpur / Malaysia
Siemens Malaysia Sdn. Bhd., Petaling Jaya / Malaysia
Siemens Transportation Turnkey Systems Sdn. Bhd., Petaling Jaya / Malaysia
Siteco Lighting Malaysia Sdn. Bhd., Puchong / Malaysia
VA TECH Malaysia Sdn.Bhd., Kuala Lumpur / Malaysia
Siemens L.L.C., Muscat / Oman
Siemens Pakistan Engineering Co. Ltd., Karachi / Pakistan
Dade Behring Diagnostics Philippines, Inc., Manila / Philippines
Siemens Power Operations, Inc., Manila / Philippines
Siemens, Inc., Manila / Philippines
Siemens W.L.L., Doha / Qatar
Arabia Electric Ltd. (Equipment), Jeddah / Saudi Arabia
ISCOSA Industries and Maintenance Ltd., Riyadh / Saudi Arabia
Siemens Ltd., Jeddah / Saudi Arabia
VA TECH T & D Co. Ltd., Riyadh / Saudi Arabia
Westinghouse Saudi Arabia Ltd., Riyadh / Saudi Arabia
OSRAM Pte. Ltd., Singapore / Singapore
PETNET Solutions Private Limited, Singapore / Singapore
RuggedCom Asia Pte. Ltd., Singapore / Singapore
Siemens Industry Software Pte. Ltd., Singapore / Singapore
Siemens Medical Instruments Pte. Ltd., Singapore / Singapore
Siemens Pte. Ltd., Singapore / Singapore
OSRAM Taiwan Company Ltd., Taipei / Taiwan
Siemens Industry Software (TW) Co., Ltd., Taipei / Taiwan
Siemens Ltd., Taipei / Taiwan
OSRAM Thailand Co. Ltd., Bangkok / Thailand
Siemens Limited, Bangkok / Thailand
Siemens Product Lifecycle Management Software (TH) Co. Ltd., Bangkok / Thailand
VA TECH Holding (Thailand) Co. Ltd., Bangkok / Thailand
VA TECH Transmission & Distribution Co. Ltd., Bangkok / Thailand
OSRAM Middle East FZE, Dubai / United Arab Emirates
SD (Middle East) LLC, Dubai / United Arab Emirates
Siemens LLC, Abu Dhabi / United Arab Emirates
Siemens Middle East Limited, Masdar City / United Arab Emirates
Siemens Middle East, FZ-LLC, Dubai / United Arab Emirates
Siemens Ltd., Ho Chi Minh City / Vietnam

Africa (32 companies)
ESTEL Rail Automation SPA, Algiers / Algeria
Siemens Spa, Algiers / Algeria
Siemens S.A., Luanda / Angola
Siemens Pty. Ltd., Gaborone / Botswana
NEM Energy Egypt LLC, Alexandria / Egypt
Siemens Healthcare Diagnostics S.A.E, Cairo / Egypt
Siemens Ltd. for Trading, Cairo / Egypt
Siemens Technologies S.A.E., Cairo / Egypt
Siemens Kenya Ltd., Nairobi / Kenya
SCIENTIFIC MEDICAL SOLUTION DIAGNOSTICS S.A.R.L., Casablanca / Morocco
Siemens Plant Operations Tahaddart SARL, Tanger / Morocco
Siemens S.A., Casablanca / Morocco
Siemens Lda., Maputo / Mozambique
Siemens Pty. Ltd., Windhoek / Namibia
Siemens Ltd., Lagos / Nigeria
Comos Industry Solutions (Pty) Ltd, Johannesburg / South Africa

September 30, 2012
Dade Behring South Africa (Pty) Ltd, Randfontein / South Africa
Linacre Investments (Pty) Ltd., Kenilworth / South Africa
Marqott (Proprietory) Limited, Pretoria / South Africa
Marqott Holdings (Pty.) Ltd., Pretoria / South Africa
OSRAM (Pty.) Ltd., Midrand / South Africa
Siemens (Proprietary) Limited, Midrand / South Africa
Siemens Building Technologies (Pty) Ltd., Midrand / South Africa
Siemens Employee Share Ownership Trust, Johannesburg / South Africa
Siemens Healthcare Diagnostics (Pty.) Limited, Isando / South Africa
Siemens Hearing Solution (Pty.) Ltd., Randburg / South Africa
Siemens IT Solutions and Services (Pty) Ltd., Johannesburg / South Africa
Siemens IT Solutions and Services South Africa (Pty) Ltd, Midrand / South Africa
Siemens Real Estate Management (Pty.) Ltd., Mthatha / South Africa
Siemens Tanzania Ltd., Dar es Salaam / Tanzania
Siemens S.A., Tunis / Tunisia
Siemens Pvt. Ltd., Harare / Zimbabwe

Australia/New Zealand/Oceans (17 companies)
eMeter Australia Proprietary Limited, Sydney / Australia
Exemplar Health (SCUH) 3 Pty Limited, Bayswater / Australia
Exemplar Health (SCUH) 4 Pty Limited, Bayswater / Australia
Exemplar Health (SCUH) Holdings 3 Pty Limited, Bayswater / Australia
Exemplar Health (SCUH) Holdings 4 Pty Limited, Bayswater / Australia
Exemplar Health (SCUH) Trust 3, Bayswater / Australia
Exemplar Health (SCUH) Trust 4, Bayswater / Australia
Kaon Consulting Pty. Ltd., Loganholme, Loganholme QLD / Australia
Kaon Electric Pty. Ltd., Loganholme, Loganholme QLD / Australia
Kaon Holdings Pty. Ltd., Loganholme, Loganholme QLD / Australia
Memcor Australia Pty. Ltd., South Windsor / Australia
OSRAM Australia Pty. Ltd., Sydney / Australia
Siemens Building Technologies Pty. Ltd., Mount Waverley / Australia
Siemens Hearing Instruments Pty. Ltd., Bayswater / Australia
Siemens Ltd., Bayswater / Australia
Siemens Product Lifecycle Management Software (AUS) Pty Ltd., Melbourne / Australia
Siemens (N.Z.) Limited, Auckland / New Zealand

Associated companies and joint ventures

Germany (33 companies)
Advanced Power AG und Siemens Project Ventures GmbH in GbR, Hamburg
ATS Projekt Grevenbroich GmbH, Schüttorf, Schüttorf
BELLIS GmbH, Braunschweig
BSH Bosch und Siemens Hausgeräte GmbH, Munich
BWI Informationstechnik GmbH, Meckenheim
DKS Dienstleistungsgesellschaft f. Kommunikationsanlagen des Stadt- und Regionalverkehrs mbH, Cologne
EMIS Electrics GmbH, Lübbenau/Spreewald
Erlangen AG Technologie Scouting und Marketing, Erlangen
FEAG Fertigungscenter für Elektrische Anlagen GmbH, Erlangen
HANSATON Akustik GmbH, Hamburg
IFTEC GmbH & Co. KG, Leipzig
Infineon Technologies Bipolar GmbH & Co. KG, Warstein
Infineon Technologies Bipolar Verwaltungs-GmbH, Warstein
Innovative Wind Concepts GmbH, Husum
LIB Verwaltungs-GmbH, Leipzig

September 30, 2012
Lightcycle Retourlogistik und Service GmbH, Munich
Maschinenfabrik Reinhausen GmbH, Regensburg
MeVis BreastCare GmbH & Co. KG, Bremen
MeVis BreastCare Verwaltungsgesellschaft mbH, Bremen
Partikeltherapiezentrum Kiel GmbH & Co. KG, Kiel
Power Vermögensbeteiligungsgesellschaft mbH Die Erste, Hamburg
PTZ Partikeltherapiezentrum Kiel Management GmbH, Wiesbaden
Siemens Venture Capital Fund 1 GmbH, Munich
Siemens-Electrogeräte GmbH, Munich
SKAG Eurocash, Munich
SKAG Euroinvest Corporates, Munich
Symeo GmbH, Neubiberg
Transrapid International Verwaltungsgesellschaft mbH i.L., Berlin
Voith Hydro Holding GmbH & Co. KG, Heidenheim
Voith Hydro Holding Verwaltungs GmbH, Heidenheim
WKN AG, Husum
Wohnen am Wedding KG THG Immobilien-Fondsgesellschaft mbH & Co., Berlin
Wustermark Energie GKW Beteiligungs-GmbH, Hamburg

Europe (without Germany) (56 companies)
AHC Austrian Health Care Systems & Engineering GmbH, Vienna / Austria
Arelion GmbH, Hagenberg im Mühlkreis / Austria
Kompetenzzentrum Licht GmbH, Dornbirn / Austria
Dils Energie NV, Brussels / Belgium
EMGO N.V., Lommel / Belgium
T-Power NV, Brussels / Belgium
EKOLAMP s.r.o., Prague / Czech Republic
Meomed s.r.o., Prerov / Czech Republic
A2SEA A/S, Fredericia / Denmark
Compagnie Electrique de Bretagne, S.A.S., Paris / France
Recylum Societe par Actions Simplifiée, Paris / France
TRIXELL S.A.S., Moirans / France
Breesea Limited, London / Great Britain
Gwynt y Mor Offshore Wind Farm Limited, Swindon / Great Britain
Heron Wind Limited, London / Great Britain
Lincs Renewable Energy Holdings Limited, London / Great Britain
Njord Limited, London / Great Britain
Odos Imaging Ltd., Edinburgh / Great Britain
Optimus Wind Limited, London / Great Britain
Plessey Holdings Ltd., Frimley, Surrey / Great Britain
Pyreos Limited, Edinburgh / Great Britain
Sesmos Limited, Edinburgh / Great Britain
SMart Wind Limited, London / Great Britain
Unincorporated Joint Venture Gwynt y Mor, Swindon / Great Britain
Anakiklosi Siskevon Simetochiki S.A., Piraeus / Greece
Eviop-Tempo A.E. Electrical Equipment Manufacturers, Vasilikon / Greece
Szeged Energia Zrt., Szeged / Hungary
Transfima GEIE, Turin / Italy
Transfima S.p.A., Milan / Italy
Turboservice Torino S.p.A., Turin / Italy
VAL 208 Torino GEIE, Milan / Italy
SIA Ekogaisma, Riga / Latvia
Solutions & Infrastructure Services Limited, Gzira / Malta

September 30, 2012
Eemsmond Energie B.V., Amsterdam / Netherlands
Enterprise Networks Holdings B.V., Amsterdam / Netherlands
Infraspeed Maintainance B.V., Zoetermeer / Netherlands
Nokia Siemens Networks Holding B.V., Amsterdam / Netherlands
Ural Locomotives Holding Besloten Vennootschap, The Hague / Netherlands
Wirescan AS, Halden / Norway
Windfarm Polska II Sp. z o.o., Koszalin / Poland
MTS—Metro, Transportes do Sul S.A., Lisbon / Portugal
OOO Northern Capital Express, Moscow / Russian Federation
OOO Transconverter, Moscow / Russian Federation
OOO VIS Automation mit Zusatz „Ein Gemeinschaftsunternehmen von VIS und Siemens“, Moscow / Russian Federation
ZAO Interautomatika, Moscow / Russian Federation
ZAO Nuclearcontrol, Moscow / Russian Federation
ZAO Systema-Service, St. Petersburg / Russian Federation
EKOSIJ d.o.o., Ljubljana / Slovenia
Merida Power, S.L., Madrid / Spain
Nertus Mantenimiento Ferroviario y Servicios S.A., Barcelona / Spain
Soleval Renovables S.L., Sevilla / Spain
Solucia Renovables 1, S.L., Lebrija (Sevilla) / Spain
Termica AFAP S.A., Villacanas / Spain
Certas AG, Zurich / Switzerland
Interessengemeinschaft TUS, Männedorf / Switzerland
Zentrum Oberengstringen AG, Oberengstringen / Switzerland

America (18 companies)
Cia Técnica de Engenheria Eletrica Sucursal Argentina VA TECH ARGENTINA S.A. Union transitoria de Empresas, Buenos Aires / Argentina
CVL Componentes de Vidro Ltda., Caçapava / Brazil
Pemopro S.A. de C.V., Mexico City / Mexico
BritePointe, Inc., Berkeley, CA / USA
Brockton Power Company LLC, Boston, MA / USA
Brockton Power Holdings Inc., Boston, MA / USA
Brockton Power Properties, Inc., Boston, MA / USA
Cyclos Semiconductor, Inc., Berkeley, CA / USA
PhSiTh LLC, New Castle, DE / USA
Power Properties Inc., Boston, MA / USA
Reactive NanoTechnologies, Inc., Hunt Valley, MD / USA
Rether networks, Inc., Centereach, NY / USA
Semprius, Inc., Durham, NC / USA
Siemens First Capital Commercial Finance, LLC, Oklahoma City, OK / USA
Treated Water Outsourcing J.V., Naperville, IL / USA
Valeo Sylvania LLC, Seymour, IN / USA
Zargis Medical Corp., Princeton, NJ / USA
Innovex Capital En Tecnologia, C.A., Caracas / Venezuela

Asia (32 companies)
Oil and Gas ProServ LLC, Baku / Azerbaijan
ChinaInvent (Shanghai) Instrument Co., Ltd, Shanghai / China
FCE (Beijing) Heat Treatment Technology Co., Ltd., Beijing / China
Foshan Electrical and Lighting Co., Ltd., Foshan / China
GSP China Technology Co., Ltd., Beijing / China
Guangzhou Morgan Seals Co., Ltd., Guangzhou / China
OSRAM (China) Fluorescent Materials Co., Ltd., Yixing / China

September 30, 2012
ROSE Power Transmission Technology Co., Ltd, Anshan / China
Saitong Railway Electrification (Nanjing) Co., Ltd., Nanjing / China
Shanghai Electric Power Generation Equipment Co., Ltd., Shanghai / China
Shanghai Electric Wind Energy Co., Ltd., Shanghai / China
Siemens Traction Equipment Ltd., Zhuzhou, Zhuzhou / China
Siteco Prosperity Lighting (Lang Fang) Co., Ltd., Lang Fang / China
Zhenjiang Siemens Busbar Trunking Systems Co. Ltd., Yangzhong / China
OSRAM Prosperity Company Ltd., Hong Kong / Hong Kong
Bangalore International Airport Ltd., Bengaluru / India
P.T. Jawa Power, Jakarta / Indonesia
PT Asia Care Indonesia, Jakarta / Indonesia
LAMP NOOR (P.J.S.) Co., Saveh / Iran
Arava Power Company Ltd., D.N. Eilot / Israel
Global Sun Israel, L.P., D.N. Eilot / Israel
Metropolitan Transportation Solutions Ltd., Rosh HaAyin / Israel
Negev Energy—Ashalim Thermo-Solar Ltd, Airport City / Israel
Kanto Hochouki Co., Ltd., Ibaragi / Japan
Kikoeno Soudanshitsu Co., Ltd., Tochigi / Japan
Koden Co., Ltd., Hiroshima / Japan
Yaskawa Siemens Automation & Drives Corp., Kitakyushu / Japan
Temir Zhol Electrification LLP, Astana / Kazakhstan
Rousch (Pakistan) Power Ltd., Karachi / Pakistan
Power Automation Pte. Ltd., Singapore / Singapore
Modern Engineering and Consultants Co. Ltd., Bangkok / Thailand
Siemens Transformers L.L.C, Abu Dhabi / United Arab Emirates

Africa (3 companies)
Energie Electrique de Tahaddart S.A., Tanger / Morocco
VOEST-ALPINE Technical Services Ltd., Abuja / Nigeria
Impilo Consortium (Pty.) Ltd., La Lucia / South Africa

Australia/New Zealand/Oceans (2 companies)
Exemplar Health (SCUH) Partnership, Sydney / Australia
SILCAR Pty. Ltd., Mount Waverley / Australia

Other investments

Germany (9 companies)
Ausbildungszentrum für Technik, Informationsverarbeitung und Wirtschaft gemeinnützige GmbH (ATIW), Paderborn
BOMA Verwaltungsgesellschaft mbH & Co. KG, Grünwald
BSAV Kapitalbeteiligungen und Vermögensverwaltungs Management GmbH, Grünwald
Kyros Beteiligungsverwaltung GmbH, Grünwald
MAENA Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Grünwald
Realtime Technology AG, Munich
Siemens Pensionsfonds AG, Grünwald
Siemens Venture Capital Fund 2 GmbH i.L., Munich
SIM 9. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich

Europe (without Germany) (3 companies)
Atos S.A., Bezons Cedex / France
Medical Systems S.p.A., Genoa / Italy
Corporate XII S.A. (SICAV-FIS), Luxembourg / Luxembourg

America (4 companies)
Middle East Opportunities Fund SPC obo Solar Energy I Segregated Portfolio, George Town / Cayman Islands
CoreLabs, Inc., Princeton, NJ / USA
Global Healthcare Exchange LLC, Westminster, CO / USA
iBAHN Corporation, Salt Lake City, UH / USA